SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer identification No.)

38 Corporate Circle, Albany, New York	12203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 452-1242

None

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

See the press release attached hereto as Exhibit 99.1 dated October 27, 2003, announcing the addition of Mark A. Cohen to Trans World Entertainment Corporation’s Board of Directors.

ITEM 7. EXHIBITS.

(c) EXHIBITS. The following is furnished as an Exhibit to this Report:

Exhibit No.	Description

99.1	Trans World Entertainment Company Press Release dated October 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: October 29, 2003	/s/ JOHN J. SULLIVAN
John J. Sullivan
Executive Vice President-Finance, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Trans World Entertainment Company Press Release dated October 27, 2003.